UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

LAPORTE BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Federal	333-143526	26-1231235
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification number)

710 Indiana Avenue

La Porte, IN 46350

(219) 362-7511

(Address, Including Zip Code, and Telephone Number, Including Area Code, of

Registrant’s Principal Executive Officers)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 9.01 Financial Statement and Exhibits

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01 (b)(2) of Form 8-K, LaPorte Bancorp, Inc. (“the Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on October 17, 2007 with the financial information required by Item 9.01.

(a)	Financial Statements of Business Acquired

The following audited fiscal year-end consolidated financial statements of City Savings Financial Corporation are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of June 30, 2007 and 2006

Consolidated Statements of Operations for the Years Ended June 30, 2007 and 2006

Consolidated Statements of Changes in Shareholders’ Equity for the Years Ended June 30, 2007 and 2006.

Consolidated Statements of Cash Flows for the Years Ended June 30, 2007 and 2006

Notes to Consolidated Financial Statements

The following unaudited interim consolidated financial statements of City Savings Financial Corporation are filed as Exhibit 99.3 of this Current Report on Form 8-K.

Consolidated Balance Sheets as of September 30, 2007 (unaudited) and June 30, 2007

Consolidated Statements of Operations (unaudited) for the three months ended September 30, 2007 and 2006

Consolidated Statement of Changes in Shareholders’ Equity (unaudited) for the three months ended September 30, 2007 and 2006

Consolidated Statements of Cash Flows (unaudited) for the three months ended September 30, 2007 and September 30, 2006

Notes to Consolidated Financial Statements (unaudited)

(b)	Pro Forma Financial Information

Filed as Exhibit 99.4 of this Current Report on Form 8-K and incorporated herein by reference, are the required pro forma unaudited condensed consolidated statement of financial condition as of September 30, 2007 and the pro forma unaudited condensed consolidated statements of income for the nine months ended September 30, 2007 and for the year ended December 31, 2006. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(c)	Not applicable

(d)	Exhibits

Exhibit Number	Description
99.2	Audited consolidated financial statements of City Savings Financial Corporation as of and for the twelve months ended June 30, 2007 and 2006.

99.3	Unaudited interim consolidated financial statements of City Savings Financial as of and for the nine months ended September 30, 2007.

99.4	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LaPorte Bancorp, Inc.

December 26, 2007	/s/ Lee A. Brady
Date	Lee A. Brady,
President and Chief Executive Officer

December 26, 2007	/s/ Michele Thompson
Date	Michele M. Thompson,
Executive Vice President and Chief Financial Officer